As of February 22, 1999

                             DISTRIBUTION AGREEMENT

        The following sets forth the material terms of the agreement ("Agreement") by and between Spyglass Entertainment Group, L.P., a Delaware Limited Partnership ("SEG") and Canal+ Image ("Canal"), relating to the distribution by Canal in the "Territory" (as defined below) of certain television exploitation "Rights" (as defined below) in connection with the feature-length theatrical motion pictures currently entitled "Instinct, "The Sixth Sense," "Keeping the Faith," "Shanghai Noon," and "Untitled Michael Mann Project" (individually and/or collectively referred to herein, as applicable, as the "Pictures," as more fully described in schedule "A" attached hereto and incorporated herein by this reference).

1. LICENSED RIGHTS: Subject to the terms and conditions contained herein, SEG hereby licenses Canal the sole and exclusive right to distribute, exhibit and license the Pictures in the French language (dubbed and subtitled) for television exhibition including, but not limited to, via free television (except in French speaking Switzerland), pay television, VOD and NVOD (provided such exploitation is within the television window) and pay-per-view (collectively, the "Licensed Rights") throughout the "Territory" (as defined in Paragraph 2., below) during the "Term" (as defined in Paragraph 3., below). For the sake of clarity and the avoidance of doubt, SEG is not licensing Cane the right to release the Pictures in French speaking Switzerland via free television. All rights not specifically licensed to Canal hereunder are hereby expressly reserved to SEG.

2. TERRITORY: The "Territory" shall mean France, French speaking Belgium, French speaking Switzerland, French speaking Monaco, French speaking Andorra, French speaking Mauritius, French speaking Africa (it being understood and agreed that MNET shall not be authorized to broadcast in the French language [whether subtitled or dubbed]), French speaking Luxembourg and French speaking DOM TOM (provided, however, the DOM TOM territories Canal's right to distribute, exhibit and license the Pictures shall be exclusive only with respect to the French language version of such Pictures). Canal hereby represents and warrants that the transmission of each Picture by Canal is not intended for reception beyond the Territory; provided, however, that if such signal is received incidentally outside of the Territory but Canal receives no revenue or other benefit for such incidental reception, then such overspill shall not constitute a breach of this Agreement. Additionally, SEG hereby acknowledges and agrees that the cable retransmission of the Pictures in Switzerland shall not be deemed a breach of this Agreement.

3. TERM: The term for the Licensed Rights granted herein with respect to each Picture (the "Term") shall be ***** from "Delivery" (as defined below) of such Picture to Canal. Canal shall be entitled to exercise the Licensed Rights to exploit each Picture on the date which is no earlier than six (6) months after the initial video "street' release date of such Picture in the applicable Territory (provided, however, if there is no video release of a Picture in the applicable Territory, then Canal shall be entitled to exercise the Licensed Rights to exploit



***** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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     such Picture on the date which is no later than twelve (12) months from the initial theatrical release of such Picture in the applicable Territory).
     SEG agrees that neither SEG nor SEG's licensee shall exercise its right to exhibit a Picture in Switzerland via free television prior to the date which is twelve (12) months after the first date which Canal is permitted to exhibit such Picture in France pursuant to the terms hereof. Additionally, Canal shall not exploit more than 1 pay television run or more than 1 free television run of any Picture in the Territory during the last year of the Term. "Delivery" shall be defined as delivery to Canal of the delivery items set forth in Schedule "B" ("Delivery Schedule") attached hereto and incorporated herein by this reference and Canal's acceptance thereof (such acceptance not to be unreasonably withheld), subject to such changes within Canal's standard parameters as may be agreed to by the parties after good faith negotiation.

4. LICENSE FEE: In consideration for the Licensed Rights, SEG shall be entitled to receive a sum equal to *****% (subject to increase as set forth in Paragraph 5., below) of the lesser of: (x) the final actual cost of each Picture (inclusive of, but not limited to, the items set forth in subparagraphs [i]-[v] below) (the "Final Picture Cost"); or (ii) each "Picture Budget" (as defined herein), which License Fee shall be payable to SEG as set forth below. The "Picture Budget" for each applicable Picture shall include: (i) all direct costs (including SEG's [or Barber/Birnbaum's] producing fee of $*****); (ii) a contingency of up to *****% of the direct costs; (iii) an SEG overhead charge of no more than *****% of the direct costs or $***** (whichever is less) capped at $***** in the aggregate for all Pictures commencing principal photography in any 1 year; (iv) the completion guarantor's fee; and (v) any direct out-of-pocket financing costs (e.g., bank fees and servicing costs) (plus interest thereon computed at the rate actually paid by SEG [as such rate may vary from time to time] until the initial theatrical release of such Picture in the United States). Notwithstanding the foregoing and for purposes of this Agreement only, the Picture Budget for each Picture shall not exceed the following sums:

               PICTURE:                           BUDGET:
               -------                            ------
               "Instinct"                         US*****
               "The Sixth Sense"                  US*****
               "Keeping the Faith"                US*****
               "Shanghai Noon"                    US*****
               "Untitled Michael Mann"            US*****


        The License Fee for each Picture shall be payable to SEG as follows: (x) *****% upon the Delivery of the asterisked items set forth in the Delivery Schedule (other than the elements set forth in Paragraphs A.1.(b), A.2.(b) and C.1.(b) of the Delivery Schedule of the applicable Picture to Canal; (y) *****% upon the Delivery of the elements set forth in Paragraphs A.1.(b), A.2.(b) and C.1.(b) and the non-asterisked items of the Delivery Schedule of the applicable Picture to Canal; and (z) *****% no later than the date which is 12 months after the initial theatrical release of the applicable Picture in France.



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***** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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5.   INCREASED LICENSE FEE: SEG shall be entitled to receive an additional
     *****% of the lesser of: (x) the applicable Picture Budget; or (y) the "Final Picture Cost" ("Increased License Fee") for each Picture which achieves box office admissions equal to or greater than *****in France. The Increased License Fee shall be payable to SEG within l0 business days after the applicable Picture achieves such level of admissions (as accounted for in the "Film Francais" or such other publication approved by the parties hereto).

6. RELEASE COMMITMENT: SEG hereby commits to ***** prints for release of each Picture in France and guarantees a minimum print and advertising expense of ***** French Francs per Picture.

7. OPTION TO EXTEND THE TERM: SEG hereby gives Canal an exclusive, irrevocable option ("Option") to acquire the right to exploit the next 5 pictures produced and/or acquired by SEG ("Additional Pictures") in the Territory on the same terms and conditions applicable to the Pictures hereunder. The Option must be exercised, by Canal at any time prior to the later of (x) commencement of principal photography of the 6th Picture; or (y) acquisition by SEG of the 6th Picture.

8.   MISCELLANEOUS:

     A. GOVERNING LAW: This agreement shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within the State of California. The parties hereto agree to submit to binding arbitration under the rules of the American Arbitration Association in Los Angeles, California for the resolution of any disputes arising out of or relating to this Agreement and the transactions contemplated hereby.

     B. ASSIGNMENT: This Agreement shall not be assignable by Canal without the prior written consent of SEG. Notwithstanding the foregoing, Canal may assign the Licensed Rights to any controlled affiliate of Canal provided that such affiliate (other than Canal+ Distribution) assumes in writing all of Canal's obligations as of the date of such assignment and further provided that Canal shall remain secondarily liable in the event Canal's affiliate fails to meet such obligations. SEG shall have the right to assign its rights and delegate its obligations under this Agreement to (i) any controlled affiliate of SEG; or (ii) any entity which acquires all or substantially all of the assets of SEG.

     C. REPRESENTATIONS AND WARRANTIES: Each of the parties hereto represents and warrants to the other as follows: (i) the warranting party has the full right, power, legal capacity and all authority to enter into and carry out the terms of this Agreement; (ii) the warranting party is party to any agreement, nor is it subject to any order, decree, role or regulation that would preclude its entering into and performing its obligations under this Agreement; and (iii) other than those consents (if any) which the warranting party has heretofore obtained; the warranting party is



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***** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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          not required to obtain the consent of any third party in order to enter to and perform its obligations under this Agreement SEG further represents and warrants that SEG is the sole owner of the Licensed Rights and that other than the License Fees which may become payable to SEG pursuant to Paragraphs 4 and 5., above, no further sums shall become payable by Canal in connection with Canal's exploitation of the Picture pursuant to the terms hereof.

     D. AUDIT RIGHTS: SEG shall maintain books of account relating to final actual cost of each Picture hereunder (all of which are hereinafter referred to as "records"), which shall be kept on same basis and in the same manner and for the same periods as such records are customarily kept by SEG. Canal may, at its own expense, audit the records at SEG's principal place of business in order to verify such costs. Any such audit shall be conducted only by a reputable public account during reasonable business hours in such manner as not to interfere with SEG's normal business activities. In no event shall an audit continue for longer than 30 consecutive business days; nor shall audits be made hereunder more frequently than once annually; nor shall the records supporting any Picture be audited more than once. To the extent reasonably available, and at no additional cost to SEG, SEG shall make available any original source documents and/or third party documents which support the Picture budgets or she costs set forth therein. Canal's right to examine SEG's records is limited to each Picture, and Canal shall have no right to examine records relating to SEG's business generally (including, but not limited to cash logs, trial balances, general ledgers and financial statements).

     E. GENERAL: No waiver or default or breach of this Agreement by either party shall be deemed a continuing waiver or a waiver of any other breach or default, no matter how similar. This Agreement may not be changed, modified, amended or supplemented, except in a writing signed by both parties. Each of the parties hereto shall execute, acknowledge and deliver any and all further documents and instruments, and shall take such further actions, as may be necessary, expedient or proper to implement, administer and effectuate the purpose and intent of this Agreement. This Agreement is solely for the benefit of the parties hereto and is not intended to create any rights in any third parties.

The parties hereto contemplate entering into one or more long-form agreements containing the terms set forth in this Agreement and such other terms as are customarily contained in agreements of the type described in this Agreement (as such other customary terms and conditions may be negotiated in good faith by the parties, in a manner not inconsistent with the express terms of this Agreement). However, unless and until such long-form agreements are executed by the parties hereto (if ever), this Agreement shall constitute a legally binding agreement between the parties hereto setting forth the entire understanding of the parties regarding the subject matter hereof and shall supersede all prior oral or written agreements between them.



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confidential terms have been omitted pursuant to a Confidential Treatment
Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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IN WITNESS HEREOF, the parties are executing this Agreement as of the date herein above set forth.

CANAL+ IMAGE


By:   /S/
     ---------------------------------------
 Its:
       -------------------------------------



SPYGLASS ENTERTAINMENT GROUP, L.P.


By:   /S/ GARY BARBER
     ---------------------------------------
 Its:
       -------------------------------------



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***** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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                                  "SCHEDULE "A"

                             DESCRIPTION OF PICTURES

1.      "Instinct"
        Domestic Release Date: June 4, 1999
        Delivery to Canal: Estimated June 1999.
        Director- Jon Turtletaub
        Principal Actors- Anthony Hopkins, Cuba Gooding, Jr.

2.      "Sixth Sense"
        Domestic Release Date: Tentatively scheduled for release in September
          1999.
        Delivery to Canal: tbd.
        Status of Picture- post-production
        Director- M. Night Shyamalan
        Principal Actor - Bruce Willis

3.      "Untitled Michael Mann Picture"
        Domestic Release Date: Tentatively scheduled for release in November
          1999.
        Delivery to Canal: tbd.
        Status of Picture - post-production
        Director - Michael Mann
        Principal Actors - Al Pacino, Russell Crowe

4.      "Shanghai Noon"
        Domestic Release Date: tbd
        Delivery to Canal: tbd.
        Status of Picture- principal photography commences 5/25/99.
          Post-production scheduled for completion in February 2000. Director- Tom Dey
        Principal Actors - Jackie Chan, Owen Wilson

5.      "Keeping the Faith"
        Domestic Release Date: tbd
        Delivery to Canal: tbd.
        Status of Picture- principal photography commences 5/24/99.
          Post-production scheduled for completion in February 2000. Director - Edward Norton
        Principal Actors - Edward Norton, Ben Stiller, Jenna Elfman



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confidential terms have been omitted pursuant to a Confidential Treatment
Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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                                   SCHEDULE B

                                 DELIVERY ITEMS

Spyglass will, at its sole cost and expense, deliver the physical materials described below to Canal+. Only the asterisked items shall be required to be delivered for purposes of triggering the first installment of the Picture purchase price. The remaining items shall be delivered no later than one month after the delivery of the items first delivered except for the French dubbed and/or subtitled elements which, subject to the existence of same, shall be delivered as soon as reasonably available but in any event no later than ***** days prior to the first availability of the Licensed Rights of the relevant Picture.

All materials delivered by Spyglass will be reviewed by Canal+ which will notify Spyglass in writing of any defects or omissions as soon as is reasonably practicable, but in no event later than *****(*****) business days after Canal+`s receipt of such materials. Unless Canal+ notifies Spyglass of defects within such period, delivery will be deemed accepted by Canal, on the *****(*****th) business day after actual delivery of such materials. If Canal+ notifies Spyglass of any defects in such materials, Spyglass will cause such defects to be corrected as soon as possible but in no event later than *****(*****) business days from written notification of the defect(s) in the event defective materials are not returned or from receipt by Spyglass of the defective materials in the event the materials are returned. Further, any and all costs in respect of the second verification of materials shall be at Spyglass's sole cost and expense.

Deliver), of the Picture shall consist of Spyglass making physical delivery or access when indicated the items set forth herein to such address as Canal+ shall designate.

A.   PICTURE AND SOUND ITEMS

1)   PICTURE

a)*** One DIGITAL BETA 625 lines 4x3 if the original feature ratio is [1.33] or one DIGITAL BETA 625 lines 16x9 if the original feature ratio is [1.66]/[I.75]/[I.85] or [2.35].

     In the case of a scope ratio [2.35] or [1.85]; a second master DIGITAL BETA 625 lines full screen, pan-scanned.

     In the case of an original shooting 35mm full screen format (super 35mm) the transfer must be made full screen.

     The textless backgrounds and inserts shall be inserted after the Picture on the Digital Beta.

     These matters must be struck from
     FOR THE PICTURE:



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confidential terms have been omitted pursuant to a Confidential Treatment
Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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     o    one internegative or

     o    one new 35mm print, itself struck from the original negative.

     FOR  THE SOUND:

     Should the sound of the Picture be originally recorded in stereo, the sound shall be layed from a stereo 35mm track film (otherwise, the sound shall be laved from a mono 35mm track film) on said DIGITAL BETA as follows:

     track 1&2: original language soundtrack in stereo track 3&4:M & E tracks in stereo

b) Upon availability of the French subtitled and/or dubbed version (and subject to the existence thereof) then:

     o One digital multitracks of the French dubbed version fully mixed in stereo and synchronized with the Master Digital Beta (should the sound of the Picture be originally recorded in stereo, the sound shall be layed from a stereo 35mm track film (otherwise, the sound shall be layed from a mono 35mm track film)

     o One Master Digital Beta of the French credits and the French inserts of the Picture.

     o One x Diskette ACSII of the French subtitles synchronized with the Master Digital Beta.

2)   TRAILER

a) *** One DIGITAL BETA 625 lines 4x3 if the original feature ratio is [1.33] or one DIGITAL BETA 625 lines 16x9 if the original feature ratio is [1.66]/[1.75]/[1.85] or [2.35].

     In the case of an original shooting 35mm full screen format (super 35mm) the transfer must be made full screen.

     The textless backgrounds and inserts shall be inserted after the Trailer.

     FOR THE SOUND:
     track 1&2: original language soundtrack in stereo track 3&4: M & E tracks in stereo

b) Upon availability of the French subtitled and/or dubbed trailer (and subject to the existence thereof) then:

     o One digital multitracks of the French dubbed version fully mixed in stereo

     o One Master Digital Beta of the French credits and the French inserts of the Trailer.



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confidential terms have been omitted pursuant to a Confidential Treatment
Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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     o    One x Diskette ACSII of the French subtitles synchronized with the
          Master Digital Beta.

3) *** One VHS 4/3 PAL time coded in original language version struck from the DIGITAL BETA Master of the Picture and the trailer.

4) *** Access to the original Picture negative and/or interpositive and/or internegative in good physical condition, which has been cut, main and end titled, edited, assembled and conformed in all respects to the answer print.

B.   PUBLICITY AND PROMOTIONAL MATERIALS

1.   COLOR TRANSPARENCIES ***

     Not less than twenty, five (25) color transparencies depicting various scenes from .the Picture and the making thereof.

2.   BLACK AND WHITE STILLS ***

     The negatives, contact sheets and at least two (2) positive prints of not less than ten (10) B/W still photographs depicting various scenes from the Picture and the making thereof.

3.   SYNOPSIS ***

     One (l) copy of a brief synopsis in the English language (one typewritten page in length) of the story of the Picture.

4.   BIOGRAPHIES AND/OR PRESS KIT ***

     As available, one (I) biography of each of the principal cast, director, producer and writer of the Picture or 1 press kit.

5.   COLOR KEY ART IN CD-ROM FORM

6.   TITLE ART

     Access to the artwork, illustrations, hand lettering and printed title art of the Main and End titles and other captions and titles that appear in the Picture, if any.

7. TRAILERS, ETC. Delivery of any and all trailers, TV spots, created by Spyglass, or by Buena Vista Pictures Distribution and to which access has been provided to Spyglass.



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confidential terms have been omitted pursuant to a Confidential Treatment
Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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C.   DOCUMENTATION

1.   DIALOGUE CONTINUITY

*** (a) Copy of a dialogue continuity of the picture and the trailer as well as a spotting list for picture and trailer of the original language and one (1) legible typewritten copy in English language of a detailed, final dialogue, narration, and song vocals, as well as a cut-by-cut description of the Picture action, conforming exactly to the photographic action and soundtrack of the completed Picture. Within 30 days of the delivery of the foregoing, Spyglass shall deliver a final combined spotting and continuity list.

(b) If available, copy of a dialogue continuity of the picture and the trailer as well as a spotting list for picture and trailer in the French dubbed and/or subtitled versions and one (1) legible typewritten copy in the French language of a detailed, final dialogue, narration, and song vocals, as well as a cut-by-cut description of the Picture action, conforming exactly to the photographic action and soundtrack of the completed Picture.

2.   CERTIFICATE OF AUTHORSHIP

      An original Certificate of Authorship, notarized for used in foreign territories for each writer who receives screen credit (either screenplay or story), in substantially the form as customarily required by Distributor.

3.   CERTIFICATE OF COPYRIGHT ***

      An original Certificate of Copyright for the Picture, to be delivered Promptly after the Issuance of the initial Certificate by the Copyright Office. In addition, if said Certificate is not available to Producer at the time of Delivery, a notarized copy of the Copyright Application.

4.   COPYRIGHT NOTICE ***

      A statement indicating the correct copyright notice for the Picture to be included by Distributor on all copies and the packaging thereof.

5.   CERTIFICATE OF ORIGIN

      An original Certificate of Origin, notarized, for use in each territory where such documentation is required.

6.   SCREEN CREDITS ***

      A complete typewritten copy of the final credits to be accorded on screen in the main and end titles in connection with the Picture.



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confidential terms have been omitted pursuant to a Confidential Treatment
Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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7.   PAID-AD CREDITS ***

      A complete written statement of all screen and advertising credit obligations in connection with the Picture together with a layout of the advertising credits.

8.   APPROVALS ***

      A complete written list of all cast and above-the-line still, name, likeness and biography approvals.

9    MUSIC CUE SHEETS

      Two (2) copies of the music cue sheet(s) of the Picture setting forth (i) the title of the musical compositions and sound recordings, (ii) name(s) of the composer(s) and their performing rights society affiliation, (iii) names of recording artist, (iv) the nature, extent, and exact timing of the uses made of each musical composition in the Picture, (v) the names and address of the owner of the copyright of each musical composition and sound recording, (vi) the name and address of the publisher and company which controls sound recording. It is specifically understood and agreed that in the event that such music cue sheets are not provided or not provided on a timely basis, to Canal+ DA, Spyglass shall be solely responsible for any failure by Canal+ DA or its licensees, assigns etc. to pay any royalties or other sums which may be due to third parties.

10.  MUSIC AGREEMENTS

      Upon request, and if available, one (l) copy of the signed composers, lyricist, and/or publishing agreements pertinent to all music embodied in the Picture, and one (1) copy of the signed agreements Pertaining to all music embodied in the Picture granting Pertinent synchronization and performing rights licenses and the necessary corresponding master use license.

11.  PRODUCERS STATEMENT ***

      A written statement evidencing the following:

          a.   Dubbing Restrictions/Obligations (if any)
          b.   Prior Distribution (if any)
          c.   Distribution Restrictions/Obligations (if any)

12.  SHORT FORM ASSIGNMENT

      One (1) short form assignment of rights to Distributor.



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confidential terms have been omitted pursuant to a Confidential Treatment
Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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13.  E&O INSURANCE ***

      An original Certificate of Insurance from a reputable insurance carrier, with Distributor as additional insured, on an industry standard "Errors and Omissions" insurance policy on customary industry terms.

14.  LABORATORY ACCESS LETTERS ***

      Irrevocable laboratory access letter(s) providing laboratory access to all items to which access is required pursuant to this Exhibit.

15.  FINAL PICTURE COST ***

      A statement of the Final Picture Cost as of the date of delivery as certified by the Chief Financial Officer of SEG. A statement of the Final Picture Cost as certified by the Chief Financial Officer of SEG will be delivered no later than 30 days prior to the due date of the last license fee installment.



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***** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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May 12, 1999
Confidential

                             PAY/PPV/NVOD DEAL TERMS
                   CANAL+ INTERNATIONAL ACQUISITIONS/SPYGLASS

LICENSEE:

     Canal+ International Acquisitions B.V.

LICENSOR:

     Spyglass Entertainment Group, LP

TERRITORIES:
     - Nordic: Sweden, Norway, Finland, Denmark
     - For PPV/NVOD only: Nordic and Iceland
     - Avails must be cleared together (in case of PPV, must be cleared based on Nordic only)

RIGHTS:
     - Non exclusive PPV/NVOD rights
     - Exclusive Pay TV rights
     - PPV/NVOD and Pay rights are granted for all delivery means (including but not limited to cable, satellite, over the air, etc. be it analog or digital), - Includes hotels (for clarity, excluding hotel dosed circuit television) and other multiple unit dwellings.

HOLDBACKS FOR PAY TV
     In each country:

     - No exhibition and no promotion in English and Licensed Language version on any form of TV (including pay, basic, free, however delivered) in or into the Territory, prior to and during the License Period, provided that promotion on free TV is permitted during the last 30 days of the ,Second Pay TV License Period only.

     - No exhibition and no promotion on PPV/NVOD from a minimum of 60 days prior to License Period and until end of License Period.

     - No other Pay TV window before initial free TV exhibition. - Incidental overspill shall not constitute a breach.

LICENSED LANGUAGES:

     Original language and local language (Danish, Finnish, Norwegian, Swedish (and Icelandic for PPV/NVOD only)) dubbed or subtitled.

     Licensee has the right to exhibit (in digital only) the original version simultaneously with the language version.

     Channel can access at no cost available dubbed or subtitled


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confidential terms have been omitted pursuant to a Confidential Treatment
Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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     version from Licensor. If not available, Licensee authorized to create such versions at its own cost which Licensor can access no earlier than during the last six (6) months of the License Period at a price equal to *****% of its cost or which can be sublicensed at the same conditions to the first subsequent licensee of the Picture in the Territory, provided that underlying copyright to versions created by Licensee will remain with Licensor, except as limited by applicable law. For clarity, local language versions created by Licensee will not be exploited by Licensee after the expiration of the applicable License Period except as specifically provided herein.

SERVICES:
     PPV/NVOD service: Kiosk
     Pay TV Canal+ (first pay) and "The Movie Channel" (second pay) services:

     -for each of Sweden, Norway, Denmark, Finland, Canal+ local channel, Canal+ pan-Nordic channel and up to two extra multiplexed channels, - for Nordic, the regional Movie Channel and up to two multiplexed channels,

     - ability to change names and combine channels as long as services similar,

     -multiplexing permitted but not required provided: - no subscriber of one channel has to pay to receive the other channel, - only subscribers of one channel can receive the other channels. - substantially similar program format and content

LICENSED PICTURES:
     "Shanghai Noon" (Jackie Chan)
     "Sixth Sense" (Bruce Willis)
     "Untitled Michael Mann" (Al Pacino, Russell Crowe)
     "Instinct" (Anthony Hopkins)
     "Keeping the Faith" (Edward Norton)
     - Each picture shall have a local theatrical release of a minimum of 10 prints in the Nordic region.

RUNS PAY TV:
     - 15 runs per channel for Canal.+. (including Primary and each Multiplex)
     - 10 runs per channel for the Movie Channel (including Primary and each Multiplex).



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***** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

RUNS PPV/NVOD:

     Unlimited runs.

LICENSE PERIOD:

     PPV/NVOD: 3 months Dom Avail Date.

     For currents: 18 months (12 months for Canal+, 6 months for the Movie Channel) from Avail Date.

LICENSE FEE PPV/NVOD:

     For each Picture, *****% of net receipts (total revenue obtained by*****).

LICENSE FEE PAY TV:

     Canal+: ***** USD per Picture. If the film reaches ***** USD or more at the US Box Office, an additional License Fee of ***** USD will be paid (i.e. *****Total). If the film reaches ***** or more at the US Box Office, an additional of ***** USD will be paid (i.e. *****Total). The Movie Channel:
     *****% of Canal+'s License Fee

     US Box shall be according to Variety and accounted 18 months following initial theatrical release in US.

AVAIL DATE PPV/NVOD:

     No later than the earlier of 12 months after latest local theatrical release and 6 months after last video release in the Territory.

     Licensor shall use best efforts to notify such date 5 months prior to start date, but in any event no later than 4 months prior to start date.

AVAIL DATE PAY TV:

     No later than the earlier of 15 months after last local theatrical release and 9 months after last video release in the Territory.

     Such date to be notified with a minimum 4 months prior notice.

PAYMENT TERMS PPV/NVOD:

     *****days following the end of each Picture's License Period.

PAYMENT TERMS PAY TV:

     For each Picture, *****% on delivery and acceptance of materials (subject to receipt of invoice). *****% on License Period start date (subject to delivery and acceptance of materials and receipt of invoice).

AD/PROMOTION:

     60 days prior to Avail Date to general public.
     90 days prior to Avail Date on air trailers and subscriber magazines.

MATERIAL:

     - On loan. The material used for PPV/NVOD Service Kiosk will be used for Canal+ and The Movie Channel,



---------------------------
***** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

     - Licensor shall make its best efforts to deliver 120 days prior to Avail Date but in no event later than 90 days prior to Avail Date,

     - Material as according to Canal+ technical specifications, including a subtitled version in each local language,

     -To be accepted by Canal+ within 30 days from delivery.

     - If refused, to be replaced at Licensor's cost within 15 days of receipt of written notification by Licensee.

1ST  OPTION:

     Licensee shall license the next five films produced and/or distributed by Licensor on same terms set forth herein for Pay and PPV rights, provided that Canal+ France exercises its first option to license such next five films produced and/or distributed by pursuant to paragraph 7 of that certain agreement between Canal+ France and Licensor dated as of February 22, 1999. Licensee shall neither have the right nor the obligation hereunder to license the next five films produced and/or distributed by Licensor in the event Canal+ France does not exercise its option as described hereunder.

BENELUX:

     Licensor shall have an option on the same terms for Benelux to be exercised by Licensor no later than the US theatrical release of the first Picture to be released. If Licensor does not exercise its option and alternatively sells those rights to a Benelux distributor, such distributor shall make its reasonable efforts to sell those rights to Canal+ in Benelux, but failure to do so shall not constitute a breach of these Deal Terms.

The parties by their signature acknowledge they have the right to enter into this agreement and bind their respective companies.

Accepted and agreed this _____ day of _____________ 1999 between



-------------------------------------        ----------------------------------
Kurt Thorson - Managing Director             Name/title:_______________________
Authorized Signatory                         Authorized Signatory
Canal+ International Acquisitions B.V.       for and on behalf of
                                             Spyglass Entertainment



---------------------------
***** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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